American National Bankshares Inc.
Consolidated Balance Sheets
(Dollars in thousands, except per share data)
Unaudited

	December 31
Assets	2018	2017

Cash and due from banks	$29,587	$28,594
Interest-bearing deposits in other banks	34,668	23,883

Equity securities, at fair value	1,830	—
Securities available for sale, at fair value	332,653	321,337
Restricted stock, at cost	5,247	6,110
Loans held for sale	640	1,639

Loans	1,357,476	1,336,125
Less allowance for loan losses	(12,805)	(13,603)
Net Loans	1,344,671	1,322,522

Premises and equipment, net	26,675	25,901
Other real estate owned, net	869	1,225
Goodwill	43,872	43,872
Core deposit intangibles, net	926	1,191
Bank owned life insurance	18,941	18,460
Accrued interest receivable and other assets	22,287	21,344

Total assets	$1,862,866	$1,816,078

Liabilities
Demand deposits -- noninterest-bearing	$435,828	$394,344
Demand deposits -- interest-bearing	234,621	226,914
Money market deposits	401,461	403,024
Savings deposits	132,360	126,786
Time deposits	361,957	383,658
Total deposits	1,566,227	1,534,726

Short-term borrowings:
Customer repurchase agreements	35,243	10,726
Other short-term borrowings	—	24,000
Junior subordinated debt	27,927	27,826
Accrued interest payable and other liabilities	10,927	10,083
Total liabilities	1,640,324	1,607,361

Shareholders' equity
Preferred stock, $5 par, 2,000,000 shares authorized,
none outstanding	—	—
Common stock, $1 par, 20,000,000 shares authorized,
8,720,337 shares outstanding at December 31, 2018 and
8,650,547 shares outstanding at December 31, 2017	8,668	8,604
Capital in excess of par value	78,172	76,179
Retained earnings	141,537	127,010
Accumulated other comprehensive loss, net	(5,835)	(3,076)
Total shareholders' equity	222,542	208,717

Total liabilities and shareholders' equity	$1,862,866	$1,816,078

American National Bankshares Inc.
Consolidated Statements of Income
(Dollars in thousands, except per share data)
Unaudited

	Three Months Ended		Twelve Months Ended
	December 31		December 31
	2018	2017	2018	2017
Interest and Dividend Income:
Interest and fees on loans	$15,481	$14,426	$59,966	$55,276
Interest and dividends on securities:
Taxable	1,674	1,271	6,106	4,666
Tax-exempt	298	439	1,502	2,043
Dividends	81	79	321	319
Other interest income	357	265	873	734
Total interest and dividend income	17,891	16,480	68,768	63,038

Interest Expense:
Interest on deposits	2,340	1,713	8,086	5,794
Interest on short-term borrowings	145	79	186	173
Interest on long-term borrowings	—	53	—	296
Interest on junior subordinated debt	394	272	1,402	1,028
Total interest expense	2,879	2,117	9,674	7,291

Net Interest Income:	15,012	14,363	59,094	55,747
Provision for loan losses	(6)	(74)	(103)	1,016

Net Interest Income After Provision
for Loan Losses	15,018	14,437	59,197	54,731

Noninterest Income:
Trust fees	908	1,008	3,783	3,926
Service charges on deposit accounts	646	608	2,455	2,426
Other fees and commissions	660	619	2,637	2,471
Mortgage banking income	370	605	1,862	2,208
Securities gains (losses), net	(270)	222	123	812
Brokerage fees	192	226	795	829
Income from Small Business Investment Companies	161	118	637	236
Gains (losses) on premises and equipment, net	(6)	7	60	344
Other	337	391	922	975
Total noninterest income	2,998	3,804	13,274	14,227

Noninterest Expense:
Salaries	5,132	5,225	20,509	19,829
Employee benefits	1,048	1,045	4,370	4,274
Occupancy and equipment	1,081	1,120	4,378	4,487
FDIC assessment	125	137	537	538
Bank franchise tax	191	277	1,054	1,072
Core deposit intangible amortization	55	80	265	528
Data processing	382	550	1,691	2,014
Software	313	291	1,279	1,144

Other real estate owned, net	21	130	122	303
Merger related expenses	872	—	872	—
Other	2,418	2,166	9,169	8,694
Total noninterest expense	11,638	11,021	44,246	42,883

Income Before Income Taxes	6,378	7,220	28,225	26,075
Income Taxes	1,376	5,100	5,646	10,826
Net Income	5,002	2,120	22,579	15,249

Net Income Per Common Share:
Basic	$0.57	$0.25	$2.60	$1.76
Diluted	$0.57	$0.24	$2.59	$1.76
Average Common Shares Outstanding:
Basic	8,717,572	8,648,494	8,698,014	8,641,717
Diluted	8,723,388	8,668,765	8,708,647	8,660,628

American National Bankshares Inc.
Financial Highlights
Unaudited

(Dollars in thousands, except per share data)				At or for the Year Ended
	4th Qtr	3rd Qtr	4th Qtr	December 31,
	2018	2018	2017	2018	2017
EARNINGS
Interest income	$17,891	$17,217	$16,480	$68,768	$63,038
Interest expense	2,879	2,466	2,117	9,674	7,291
Net interest income	15,012	14,751	14,363	59,094	55,747
Provision for loan losses	(6)	(23)	(74)	(103)	1,016
Noninterest income	2,998	3,380	3,804	13,274	14,227
Noninterest expense	11,638	10,904	11,021	44,246	42,883
Income taxes	1,376	1,465	5,100	5,646	10,826
Net income	5,002	5,785	2,120	22,579	15,249

PER COMMON SHARE
Income per share - basic	$0.57	$0.66	$0.25	$2.60	$1.76
Income per share - diluted	0.57	0.66	0.24	2.59	1.76
Cash dividends paid	0.25	0.25	0.25	1.00	0.97
Book value per share	25.52	24.79	24.13	25.52	24.13
Book value per share - tangible (a)	20.38	19.65	18.92	20.38	18.92
Closing market price	29.31	39.00	38.30	29.31	38.30

FINANCIAL RATIOS
Return on average assets	1.08%	1.28%	0.47%	1.24%	0.87%
Return on average equity	9.16	10.76	4.00	10.56	7.34
Return on average tangible equity (b)	11.63	13.70	5.21	13.49	9.59
Average equity to average assets	11.78	11.87	11.64	11.70	11.82
Tangible equity to tangible assets (a)	9.78	9.72	9.24	9.78	9.24
Net interest margin, taxable equivalent	3.48	3.51	3.46	3.49	3.50
Efficiency ratio (c)	58.45	59.65	59.93	59.57	60.89
Effective tax rate	21.57	20.21	70.64	20.00	41.52

PERIOD-END BALANCES
Securities	$339,730	$303,103	$327,447	$339,730	$327,447
Loans held for sale	640	1,934	1,639	640	1,639
Loans, net of unearned income	1,357,476	1,331,153	1,336,125	1,357,476	1,336,125
Goodwill and other intangibles	44,798	44,853	45,063	44,798	45,063
Assets	1,862,866	1,806,491	1,816,078	1,862,866	1,816,078
Assets - tangible (a)	1,818,068	1,761,638	1,771,015	1,818,068	1,771,015
Deposits	1,566,227	1,523,107	1,534,726	1,566,227	1,534,726
Customer repurchase agreements	35,243	29,104	10,726	35,243	10,726
Other short-term borrowings	—	—	24,000	—	24,000
Long-term borrowings	27,927	27,902	27,826	27,927	27,826
Shareholders' equity	222,542	216,066	208,717	222,542	208,717
Shareholders' equity - tangible (a)	177,744	171,213	163,654	177,744	163,654

American National Bankshares Inc.
Financial Highlights
Unaudited

(Dollars in thousands, except per share data)				At or for the Year Ended
	4th Qtr	3rd Qtr	4th Qtr	December 31,
	2018	2018	2017	2018	2017
AVERAGE BALANCES
Securities (d)	$332,230	$335,320	$304,254	$330,982	$301,377
Loans held for sale	1,201	3,282	4,269	2,285	3,185
Loans, net of unearned income	1,335,469	1,327,060	1,301,833	1,330,582	1,262,264
Interest-earning assets	1,736,453	1,693,912	1,695,091	1,709,283	1,631,853
Goodwill and other intangibles	44,831	44,887	45,109	44,926	45,287
Assets	1,854,492	1,811,631	1,820,499	1,827,658	1,758,012
Assets - tangible (a)	1,809,661	1,766,744	1,775,390	1,782,732	1,712,725
Interest-bearing deposits	1,116,911	1,118,929	1,109,286	1,134,512	1,061,519
Deposits	1,558,864	1,542,945	1,520,665	1,556,039	1,454,182
Customer repurchase agreements	37,905	11,896	42,540	18,401	46,335
Other short-term borrowings	—	2,176	951	1,149	3,158
Long-term borrowings	27,914	27,886	34,331	27,874	36,887
Shareholders' equity	218,430	215,054	211,864	213,821	207,807
Shareholders' equity - tangible (a)	173,599	170,167	166,755	168,895	162,520

CAPITAL
Average common shares outstanding - basic	8,717,572	8,712,443	8,648,494	8,698,014	8,641,717
Average common shares outstanding - diluted	8,723,388	8,718,918	8,668,765	8,708,647	8,660,628

ALLOWANCE FOR LOAN LOSSES
Beginning balance	$13,588	$13,508	$13,858	$13,603	$12,801
Provision for loan losses	(6)	(23)	(74)	(103)	1,016
Charge-offs	(818)	(28)	(280)	(1,020)	(690)
Recoveries	41	131	99	325	476
Ending balance	$12,805	$13,588	$13,603	$12,805	$13,603

LOANS
Construction and land development	$97,240	$99,546	$123,147	$97,240	$123,147
Commercial real estate	655,800	632,022	637,701	655,800	637,701
Residential real estate	209,438	205,277	209,326	209,438	209,326
Home equity	103,933	104,873	109,857	103,933	109,857
Commercial and industrial	285,972	284,176	251,666	285,972	251,666
Consumer	5,093	5,259	4,428	5,093	4,428
Total	$1,357,476	$1,331,153	$1,336,125	$1,357,476	$1,336,125

NONPERFORMING ASSETS AT PERIOD-END
Nonperforming loans:
90 days past due and accruing	$72	$74	$359	$72	$359
Nonaccrual	1,090	2,238	2,201	1,090	2,201
Other real estate owned	869	916	1,225	869	1,225
Nonperforming assets	$2,031	$3,228	$3,785	$2,031	$3,785

American National Bankshares Inc.
Financial Highlights
Unaudited

(Dollars in thousands, except per share data)				At or for the Year Ended
	4th Qtr	3rd Qtr	4th Qtr	December 31,
	2018	2018	2017	2018	2017
ASSET QUALITY RATIOS
Allowance for loan losses to total loans	0.94%	1.02%	1.02%	0.94%	1.02%
Allowance for loan losses to
nonperforming loans	1,101.98	587.72	531.37	1,101.98	531.37
Nonperforming assets to total assets	0.11	0.18	0.21	0.11	0.21
Nonperforming loans to total loans	0.09	0.17	0.19	0.09	0.19
Annualized net charge-offs (recoveries)
to average loans	0.23	(0.03)	0.06	0.05	0.02

OTHER DATA
Fiduciary assets at period-end (e) (f)	$494,034	$523,754	$518,284	$494,034	$518,284
Retail brokerage assets at period-end (e) (f)	$274,552	$333,565	$321,151	$274,552	$321,151
Number full-time equivalent employees (g)	305	316	328	305	328
Number of full service offices	24	24	26	24	26
Number of loan production offices	2	2	2	2	2
Number of ATM's	33	34	34	33	34

Notes:

(a) - Excludes goodwill and other intangible assets.
(b) - Excludes amortization expense, net of tax, of intangible assets.
(c) - The efficiency ratio is calculated by dividing noninterest expense excluding (i) gains (losses) on the sale of OREO, net and (ii) merger related expenses by net interest income including tax equivalent income on nontaxable loans and securities and noninterest income excluding (i) securities gains (losses), net and (ii) gains (losses) on premises and equipment, net.
(d) - Average does not include unrealized gains and losses.
(e) - Market value.
(f) - Assets are not owned by American National and are not reflected in the consolidated balance sheet.
(g) - Average for quarter.

	Net Interest Income Analysis
	For the Three Months Ended December 31, 2018 and 2017
	(Dollars in thousands)
	Unaudited
			Interest
	Average Balance		Income/Expense		Yield/Rate

	2018	2017	2018	2017	2018	2017
Loans:
Commercial	$262,040	$233,689	$2,768	$2,253	4.19%	3.82%
Real estate	1,069,515	1,068,273	12,681	12,171	4.74	4.56
Consumer	5,115	4,140	76	81	5.89	7.76
Total loans	1,336,670	1,306,102	15,525	14,505	4.64	4.44

Securities:
Federal agencies & GSEs	128,826	104,523	752	508	2.33	1.94
Mortgage-backed & CMOs	110,753	92,339	655	501	2.37	2.17
State and municipal	78,223	92,636	529	829	2.71	3.58
Other	14,428	14,756	187	171	5.18	4.64
Total securities	332,230	304,254	2,123	2,009	2.56	2.64

Deposits in other banks	67,553	84,735	357	265	2.10	1.24

Total interest-earning assets	1,736,453	1,695,091	18,005	16,779	4.14	3.95

Non-earning assets	118,039	125,408

Total assets	$1,854,492	$1,820,499

Deposits:
Demand	$229,286	$220,150	13	11	0.02	0.02
Money market	391,289	374,691	1,081	623	1.10	0.66
Savings	133,350	126,274	10	10	0.03	0.03
Time	362,986	388,171	1,236	1,069	1.35	1.09
Total deposits	1,116,911	1,109,286	2,340	1,713	0.83	0.61

Customer repurchase agreements	37,905	42,540	145	74	1.52	0.69
Other short-term borrowings	—	951	—	4	—	1.68
Long-term borrowings	27,914	34,331	394	326	5.65	3.80
Total interest-bearing
liabilities	1,182,730	1,187,108	2,879	2,117	0.97	0.71

Noninterest bearing demand deposits	441,953	411,379
Other liabilities	11,379	10,148
Shareholders' equity	218,430	211,864
Total liabilities and
shareholders' equity	$1,854,492	$1,820,499

Interest rate spread					3.17%	3.24%
Net interest margin					3.48%	3.46%

Net interest income (taxable equivalent basis)			15,126	14,662
Less: Taxable equivalent adjustment (a)			114	299
Net interest income			$15,012	$14,363

Notes:
(a) - Calculated using 21% and 35% statutory income tax rate in 2018 and 2017, respectively, due to tax rate change.

	Net Interest Income Analysis
	For the Years Ended December 31, 2018 and 2017
	(Dollars in thousands)
	Unaudited
			Interest
	Average Balance		Income/Expense		Yield/Rate

	2018	2017	2018	2017	2018	2017
Loans:
Commercial	$264,241	$229,239	$10,579	$8,829	4.00%	3.85%
Real estate	1,063,950	1,031,558	49,275	46,400	4.63	4.50
Consumer	4,676	4,652	305	352	6.52	7.57
Total loans	1,332,867	1,265,449	60,159	55,581	4.51	4.39

Securities:
Federal agencies & GSEs	121,923	97,670	2,708	1,849	2.22	1.89
Mortgage-backed & CMOs	109,048	82,042	2,467	1,725	2.26	2.10
State and municipal	85,061	105,869	2,399	3,781	2.82	3.57
Other	14,950	15,796	718	707	4.80	4.48
Total securities	330,982	301,377	8,292	8,062	2.51	2.68

Deposits in other banks	45,434	65,027	873	734	1.92	1.13

Total interest-earning assets	1,709,283	1,631,853	69,324	64,377	4.06	3.95

Non-earning assets	118,375	126,159

Total assets	$1,827,658	$1,758,012

Deposits:
Demand	$234,857	$217,833	49	43	0.02	0.02
Money market	393,321	335,085	3,505	1,668	0.89	0.50
Savings	132,182	125,157	40	38	0.03	0.03
Time	374,152	383,444	4,492	4,045	1.20	1.05
Total deposits	1,134,512	1,061,519	8,086	5,794	0.71	0.55

Customer repurchase agreements	18,401	46,335	164	142	0.89	0.31
Other short-term borrowings	1,149	3,158	22	31	1.91	0.98
Long-term borrowings	27,874	36,887	1,402	1,324	5.03	3.59
Total interest-bearing
liabilities	1,181,936	1,147,899	9,674	7,291	0.82	0.64

Noninterest bearing demand deposits	421,527	392,663
Other liabilities	10,374	9,643
Shareholders' equity	213,821	207,807
Total liabilities and
shareholders' equity	$1,827,658	$1,758,012

Interest rate spread					3.24%	3.31%
Net interest margin					3.49%	3.50%

Net interest income (taxable equivalent basis)			59,650	57,086
Less: Taxable equivalent adjustment			556	1,339
Net interest income			$59,094	$55,747

Notes:
(a) - Calculated using 21% and 35% statutory income tax rate in 2018 and 2017, respectively, due to tax rate change.